UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2017

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2017, Simmons First National Corporation (“Corporation”) held its Annual Meeting of Shareholders (“Meeting”) at the Corporation’s headquarters in Pine Bluff, Arkansas. At the Meeting, the following matters were submitted to the Corporation’s security holders for consideration: (1) ratification of the action of the Corporation’s board of directors fixing the number of directors at thirteen (13), (2) election of thirteen (13) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Corporation, (4) setting the frequency at which the Corporation will seek non-binding shareholder approval of the compensation of its named executive officers at its annual meeting, (5) adoption of an amendment to the Simmons First National Corporation 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 1,000,000 shares to 2,000,000 shares, (6) re-approval of the performance goals included in the Simmons First National Corporation 2015 Incentive Plan, and (7) ratification of the Audit Committee’s selection of the accounting firm BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2017.

At the Meeting, all thirteen (13) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the Meeting:

Voting of Shares

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Fix the number of directors at thirteen (13)	26,084,641	99.2	193,522	0.7	23,852	0.1

			Withhold				Broker
Election of Directors	For	%	Authority	%	Abstain	%	Non-Votes
Jay D. Burchfield	19,213,809	99.5	91,048	0.5			6,997,158
William E. Clark, II	19,210,333	99.5	94,524	0.5			6,997,158
Steven A. Cosse	19,191,984	99.4	112,873	0.6			6,997,158
Mark C. Doramus	19,210,020	99.5	94,537	0.5	300	0.0	6,997,158
Edward Drilling	19,216,020	99.5	88,837	0.5			6,997,158
Eugene Hunt	19,192,419	99.4	112,439	0.6			6,997,158
Jerry Hunter	19,251,934	99.7	52,623	0.3	300	0.0	6,997,158
Christopher R. Kirkland	19,257,927	99.8	46,930	0.2			6,997,158
George A. Makris, Jr.	18,973,497	98.3	331,361	1.7			6,997,158
W. Scott McGeorge	19,212,675	99.5	91,883	0.5	300	0.0	6,997,158
Joe D. Porter	18,393,208	95.3	911,649	4.7			6,997,158
Robert L. Shoptaw	19,204,740	99.5	100,117	0.5			6,997,158
Mindy West	19,251,136	99.7	53,421	0.3	300	0.0	6,997,158

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Adoption of a non-binding resolution approving the compensation of the named executive officers	18,826,714	97.5	350,873	1.8	127,270	0.7	6,997,158

									Broker
Action	3 Years	%	2 Years	%	1 Year	%	Abstain	%	Non-Votes
Non-binding recommendation for the frequency of non-binding shareholder vote on the compensation of the named executive officers	5,133,769	26.6	372,816	1.9	13,631,131	70.6	167,141	0.9	6,997,158

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Adoption of amendment to the SFNC 2015 Incentive Plan to increase the number of shares reserved for issuance thereunder from 1,000,000 to 2,000,000	18,688,704	96.8	405,979	2.1	210,174	1.1	6,997,158

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Re-approval of the performance goals included in the SFNC 2015 Incentive Plan	18,877,944	97.8	242,575	1.3	184,339	0.9	6,997,158

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Ratification of the Audit Committee’s selection of BKD, LLP as independent auditors of the Corporation and its subsidiaries for the year ending December 31, 2017	26,179,484	99.5	60,437	0.2	62,094	0.3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 20, 2017	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer